Class A:    GEIAX    Class B:    GEJBX     Institutional:    GEIIX    Administration:    GEADX    Class IR:    GHIRX

Before you invest, you may want to review the Goldman Sachs Enhanced Income Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Administration shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated July 29, 2013, as amended to date, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $500,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 86 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-134 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Institutional	Administration	Class IR
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Institutional	Administration	Class IR
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None	None
Other Expenses	0.20%	0.20%	0.11%	0.36%	0.20%
Administration Fees	None	None	None	0.25%	None
All Other Expenses	0.20%	0.20%	0.11%	0.11%	0.20%
Total Annual Fund Operating Expenses	0.70%	1.45%	0.36%	0.61%	0.45%

[1]

A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter.

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EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Institutional, Administration and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Institutional, Administration and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$220	$371	$534	$1,007
Class B Shares
— Assuming complete redemption at end of period	$648	$759	$992	$1,531
— Assuming no redemption	$148	$459	$792	$1,531
Institutional Shares	$37	$116	$202	$456
Administration Shares	$62	$195	$340	$762
Class IR Shares	$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2013 was 98% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, primarily in a portfolio of U.S. dollar-denominated fixed income securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate notes, commercial paper and fixed and floating rate asset-backed securities and foreign securities. Except for asset-backed securities and Treasury Securities deliverable into futures transactions, the Fund will not invest in securities with remaining maturities of more than 5 years as determined in accordance with the SAI. With respect to asset-backed securities, the Fund will not invest in asset-backed securities with a weighted average life of more than 5 years. The Fund may invest across a broad range of high-grade fixed income sectors with an emphasis on the preservation of capital and liquidity. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, options, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities.

The Fund’s investments must be rated at least BBB by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The fund’s target duration range under normal interest rate conditions is expected to be approximately 9 months plus or minus 1 year. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark index is a composite of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (50%) and the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (50%).

Goldman Sachs’ Fixed Income Investing Philosophy:

Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

¡	Thoughtfully combine diversified sources of return by employing multiple strategies

¡	Take a global perspective to uncover relative value opportunities

¡	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views

¡	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

¡	Build a strong team of skilled investors who excel on behalf of our clients

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

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Asset-Backed Securities Risk. Asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities (e.g., failures of private insurers to meet their obligations and unexpectedly high rates of default on the assets backing the securities), as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).

Derivatives Risk. Loss may result from the Fund’s investments in options, futures, swaps and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Foreign Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. In addition, the Fund will be subject to the risk that an issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Institutional, Administration and Class IR Shares compare to those of broad-based securities market indices. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

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AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2012	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 8/2/00)
Returns Before Taxes	-0.18%	0.99%	1.77%	2.45%
Returns After Taxes on Distributions	-0.45%	0.39%	0.87%	1.36%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.12%	0.50%	0.98%	1.43%
BofA ML Six-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.17%	0.98%	2.08%	2.50%
BofA ML One-Year U.S. Treasury Note Index (reflects no deductions for fees, expenses or taxes)	0.24%	1.42%	2.19%	2.79%
Goldman Sachs Enhanced Income Fund Composite Index (reflects no deductions for fees, expenses or taxes)	0.21%	1.20%	2.14%	2.69%
Class B Shares (Inception 6/20/07)
Returns Before Taxes	-4.36%	0.16%	N/A	0.59%
BofA ML Six-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.17%	0.98%	N/A	1.44%
BofA ML One-Year U.S. Treasury Note Index (reflects no deductions for fees, expenses or taxes)	0.24%	1.42%	N/A	1.93%
Goldman Sachs Enhanced Income Fund Composite Index (reflects no deductions for fees, expenses or taxes)	0.21%	1.20%	N/A	1.69%
Institutional Shares (Inception 8/2/00)
Returns Before Taxes	1.64%	1.64%	2.29%	2.94%
BofA ML Six-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.17%	0.98%	2.08%	2.50%
BofA ML One-Year U.S. Treasury Note Index (reflects no deductions for fees, expenses or taxes)	0.24%	1.42%	2.19%	2.79%
Goldman Sachs Enhanced Income Fund Composite Index (reflects no deductions for fees, expenses or taxes)	0.21%	1.20%	2.14%	2.69%
Administration Shares (Inception 8/2/00)
Returns Before Taxes	1.49%	1.41%	2.07%	2.71%
BofA ML Six-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.17%	0.98%	2.08%	2.50%
BofA ML One-Year U.S. Treasury Note Index (reflects no deductions for fees, expenses or taxes)	0.24%	1.42%	2.19%	2.79%
Goldman Sachs Enhanced Income Fund Composite Index (reflects no deductions for fees, expenses or taxes)	0.21%	1.20%	2.14%	2.69%
Class IR Shares (Inception 7/30/10)
Returns Before Taxes	1.55%	N/A	N/A	0.58%
BofA ML Six-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.17%	N/A	N/A	0.24%
BofA ML One-Year U.S. Treasury Note Index (reflects no deductions for fees, expenses or taxes)	0.24%	N/A	N/A	0.42%
Goldman Sachs Enhanced Income Fund Composite Index (reflects no deductions for fees, expenses or taxes)	0.21%	N/A	N/A	0.33%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Institutional, Administration and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

5        SUMMARY PROSPECTUS — GOLDMAN SACHS ENHANCED INCOME FUND

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: James McCarthy, Managing Director, Co-Head of Global Liquidity Management, has managed the Fund since 2000; Dave Fishman, Managing Director, Co-Head of Global Liquidity Management, has managed the Fund since 2008.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Administration Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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